UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2026

Commission File Number: 000-56603

Sky Century Investment, Inc.
(Exact name of registrant as specified in its charter)

Nevada	45-5243254
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

220 Emerald Vista Way #233, Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

(205) 238 7735

info@skygcbd.com

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03Material Modification to Rights of Security Holders

Item 8.01Other Events.

On May 5, 2025, the Board of Directors of Sky Century Investment, Inc. (the “Company”) approved and filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State (the “Amendment”) which effectuated the following corporate action (“Corporate Action”).

•We effected a reverse stock split of our outstanding common stock, $0.001 par value at a ratio of 1-for-100 (i.e., every 100 (one hundred) shares of common stock were converted into 1 (one) share of common stock) (the “Reverse Stock Split”).

The Reverse Stock Split became effective on January 30, 2026 (the “Effective Date”). As a result of the Reverse Stock Split, each one hundred (100) shares of the Company`s issued and outstanding common stock were automatically combined and reclassified into one (1) share of common stock. No fractional shares were issued in connection with the Reverse Stock Split. The Reverse Stock Split was effected automatically, and no action is required by shareholders with respect to the exchange of shares.

The record date for the Reverse Stock Split is January 30, 2026, and shareholders of record as of such date are subject to the Reverse Stock Split.

On January 29, 2026, the Financial Industry Regulatory Authority (the “FINRA”) announced on its Daily List that the Company effected the Reverse Stock Split. As of the Effective Date, the Company has 2,235,486 shares of common stock issued and outstanding. The new CUSIP number for the Common Stock is 83084W203.

The foregoing description of the Reverse Stock Split contained herein is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Certificate of Incorporation of the Company, which is filed as Exhibit 3.1 to this Current Report on Form 8-K..

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Sky Century Investment, Inc. (filed with the State of Nevada on May 5, 2025).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY CENTURY INVESTMENT, INC.

Date: January 30, 2026	By:	/s/ Nataliia Petranetska
	Name:	Nataliia Petranetska
	Title:	President, Director, Treasurer & Chief Executive and Financial Officer